UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) August 3, 2006
TRM CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Oregon (State or Other Jurisdiction of Incorporation)	0-19657 (Commission File Number)	93-0809419 (IRS Employer Identification No.)
5208 N.E. 122nd Avenue
Portland, Oregon 97230
(Address of Principal Executive Offices) (Zip Code)
(503) 257-8766
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure
     On August 3, 2006, TRM Corporation issued a press release announcing that its German subsidiary, TRM ATM Deutschland GMbH and HBG Heimbetriebsgesellschaft mbH & Co (“HBG”), has signed a contract on August 3, 2006, to provide cash machine services to HBG throughout Germany. The contract awards TRM the exclusive right to install ATMs at up to 334 German military barracks over the following 12 months.

Item 9.01	Exhibits
     (d) Exhibits. The following exhibits are furnished with this Current Report on Form 8-K:

No.	Description
99.1	Press Release dated August 3, 2006, announcing TRM Corporation Wins HBG Military Canteen Contract.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRM Corporation
Date: August 8, 2006	By:	/s/ Daniel E. O’Brien
Daniel E. O’Brien
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 3, 2006, announcing TRM Corporation Wins HBG Military Canteen Contract.

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